UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2023

Jackson Financial Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40274	98-0486152
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Corporate Way, Lansing, Michigan	48951
(Address of principal executive offices)	(Zip Code)

(517) 381-5500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on Which Registered
Common Stock, Par Value $0.01 Per Share	JXN	New York Stock Exchange

Depositary Shares, each representing a 1/1,000th Interest in a share of Fixed-Rate Reset Noncumulative Perpetual Preferred Stock, Series A	JXN PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.              ☐

Item 8.01	Other Events.

Jackson Financial Inc. (the “Company,” “we,” or “our”) has actively pursued methods to moderate the impact of the cash surrender value floor on the statutory capital and risk-based capital ratio of our primary life insurance subsidiary, Jackson National Life Insurance Company (“Jackson”). On December 14, 2023, Jackson received initial approval from the Michigan Department of Insurance and Financial Services (“Michigan DIFS”) to form an affiliated Michigan captive insurer, Brooke Life Reinsurance Company (“Brooke Re”). Under Michigan DIFS guidelines, the initial approval permits funding of Brooke Re in January 2024 with permanent approval that enables operations expected promptly after funding occurs.

Jackson will then enter into a reinsurance transaction with Brooke Re, which is expected to close in the first quarter of 2024, and all economics of the transaction will be effective as of January 1, 2024. The transaction will provide for the cession from Jackson to Brooke Re of liabilities associated with certain guaranteed benefit riders under our variable annuity contracts and similar products of Jackson (“market risk benefits”), both in-force on the effective date of the reinsurance agreement and written in the future (i.e., on a “flow” basis). Brooke Re will utilize a modified GAAP approach primarily related to market risk benefits, with the intent to increase alignment between assets and liabilities in response to changes in economic factors. The transaction is anticipated to mitigate the impact of the cash surrender value floor on Jackson’s total adjusted capital, statutory required capital, and risk-based capital ratio, as well as to allow for more efficient economic hedging of the underlying risks of Jackson’s business. This outcome will serve the interests of policyholders by protecting statutory capital through avoidance of non-economic hedging costs.

The transaction will be structured as a 100% coinsurance with funds withheld cession, with Jackson ceding the guaranteed benefit liabilities and related future fees, claims and other benefits, and maintenance expenses to Brooke Re in exchange for a ceding commission for the in-force business. Jackson will retain the variable annuity base contract, which will continue to be subject to the cash surrender value minimum reserve, and will accrue the related base contract cash flows, which should result in less volatile effects on capital requirements. Jackson will retain responsibility for investment management of the assets in the funds withheld account supporting the ceded liabilities. Jackson will also execute a hedging program on behalf of Brooke Re, which we expect will involve higher levels of interest rate hedging, while Jackson continues to maintain its own hedging programs for its retained liabilities, such as registered index-linked annuities. Jackson will retain the annuity contract administration of the ceded business.

Based upon current market conditions and estimates of funding, which estimates will be updated as of the effective date of the transaction, Brooke Re is expected to be funded through a return of capital distribution from Jackson to Brooke Life Insurance Company (“Brooke Life”). Brooke Life is Jackson’s direct parent and will be the direct parent of Brooke Re. The return of capital distribution is subject to the approval of Michigan DIFS. Based on these same conditions and estimates, no impact is expected on the Company’s holding company cash and highly liquid securities and Jackson’s risk-based capital ratio is expected to be within or above our 425% to 500% targeted range. Additional details on Brooke Re, as well as our 2024 financial targets, are expected to be provided in connection with the Company’s earnings announcement in late February 2024 for the quarter and year ending December 31, 2023.

SAFE HARBOR

The information in this report contains forward-looking statements about future events and circumstances and their effects upon revenues, expenses and business opportunities. Generally speaking, any statement not based upon historical fact is a forward-looking statement. Forward-looking statements can also be identified by the use of forward-looking or conditional words, such as “could,” “should,” “can,” “continue,” “estimate,” “forecast,” “intend,” “look,” “may,” “will,” “expect,” “believe,” “anticipate,” “plan,” “remain,” “confident” and “commit” or similar expressions. In particular, statements regarding plans, strategies, prospects, targets and expectations regarding the business and industry are forward-looking statements. They reflect expectations, are not guarantees of performance and speak only as of the dates the statements are made. We caution investors that these forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially from those projected, expressed or implied. Factors that could cause actual results to differ materially from those in the forward-looking statements include those reflected in Part I, Item 1A. Risk Factors and Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations in our Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on March 1, 2023, as Part II, Item 7 was recast to reflect the adoption of the Long Duration Targeted Improvements accounting principle in our Current Report on Form 8-K filed May 10, 2023, and elsewhere in the Company’s reports filed with the U.S. Securities and Exchange Commission. Except as required by law, Jackson Financial Inc. does not undertake to update such forward-looking statements. You should not rely unduly on forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (the coverage page XBRL tags are embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JACKSON FINANCIAL INC.

	By:	/s/ Marcia Wadsten
Marcia Wadsten
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)
Date: December 15, 2023